Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 USC 1350
(Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Sheryl G. Sharry., Chief Financial Officer, Executive Vice President and Treasurer of Bank of South Carolina Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2010

BY:	/s/Sheryl G. Sharry
Sheryl G. Sharry
Chief Financial Officer
Executive Vice President & Treasurer